UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549


                                FORM 8-K

                             CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):      January 17, 2006
                                                 -------------------------


                              HASBRO, INC.
                          --------------------
         (Exact name of registrant as specified in its charter)



 RHODE ISLAND                    1-6682                    05-0155090
--------------                ------------             -------------------
  (State of                   (Commission                 (IRS Employer
Incorporation)                File Number)             Identification No.)



1027 NEWPORT AVE., PAWTUCKET, RHODE ISLAND                   02862
------------------------------------------             -------------------
 (Address of Principal Executive Offices)                  (Zip Code)


                             (401) 431-8697
                     -------------------------------
           (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On January 17, 2006, Hasbro, Inc. (the "Company") announced the promotion of Brian Goldner to Chief Operating Officer. Mr. Goldner, age 42, had previously served as President of the Company's U.S. Toy Segment since 2003. Prior thereto, Mr. Goldner served as President, U.S. Toys from 2001 to 2003.

     The Company also announced that it is combining its US Toys and Games segments into a single North American business, comprising operations in Canada, Mexico and the United States. The Company's entire North American operations will report to Mr. Goldner in his role as Chief Operating Officer. Frank P. Bifulco, Jr., previously President of the Company's Games Segment, will assume oversight of sales and distribution for the Company's North American business as the Company's Chief Selling Officer.

     Mr. Goldner is party to a change in control agreement with the Company, dated March 18, 2000, in the form that has been filed as Exhibit 10(bb) to the Company's Annual Report on Form 10-K for the year ended December 26, 2004. The change in control agreement comes into effect only upon a "Change of Control," as defined therein, and continues for three years after such date (the "Employment Period"). If, during the Employment Period, Mr. Goldner's employment with the Company is involuntarily terminated other than for "Cause," Mr. Goldner is entitled to his (a) average annual salary for the five years preceding the Change of Control plus (b) the greater of (x) the target bonus during the year of termination and (y) the average annual bonus for the five years preceding the Change of Control, in each case multiplied by three. In addition, the change in control agreement permits Mr. Goldner to terminate his employment for "Good Reason" at any time or for any reason during a 30-day period immediately following the first anniversary of the Change of Control and receive the above-described severance benefits. "Good Reason" includes diminution of Mr. Goldner's responsibilities or compensation, relocation or purported termination otherwise than as expressly permitted by the Change of Control Agreements.

     A copy of the January 17, 2006 press release announcing the promotion of Mr. Goldner to Chief Operating Officer and the combining of the Company's US Toys and Games segments is furnished as Exhibit 99 to this Form 8-K.


Item 9.01  Financial Statements and Exhibits

     (c)  Exhibits

     99 Press Release, dated January 17, 2006, of Hasbro, Inc.



                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HASBRO, INC.
                                             ------------
                                             (Registrant)


Date: January 18, 2006                  By:  /s/ David D.R. Hargreaves
                                              --------------------------
                                              David D.R. Hargreaves

                                              Senior Vice President and
                                              Chief Financial Officer





                               Hasbro, Inc.
                        Current Report on Form 8-K
                          Dated January 18, 2006


                               Exhibit Index


Exhibit
No.

99        Press Release, Dated January 17, 2006, of Hasbro, Inc.